Exhibit 32


                        CERTIFICATION OF PERIODIC REPORT


I,  Gregory  D.  Cash,  Chief  Executive  Officer  of  Vasomedical,   Inc.  (the
"Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

     (1) the Quarterly Report on Form 10-Q of the Company for the three months ended August 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: October 15, 2003

                                            /s/ Gregory D. Cash
                                            -----------------------
                                            Gregory D. Cash
                                            Chief Executive Officer




I, Thomas W. Fry, Chief Financial Officer of Vasomedical, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350, that:

     (1) the Quarterly Report on Form 10-Q of the Company for the three months ended August 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: October 15, 2003

                                            /s/ Thomas W. Fry
                                            -----------------------
                                            Thomas W. Fry
                                            Chief Financial Officer